Investments	12 Months Ended
Dec. 31, 2017
Equity Method Investments and Joint Ventures [Abstract]
Investments
Investments
Investments accounted for under the equity method of accounting consisted of the following as of December 31, 2017 and 2016:

	Ownership as of December 31, 2017	As of December 31,
	(%)	2017	2016
AerDragon	16.7	$61,706	$60,124
AerLift	39.3	44,930	45,087
ACSAL	19.4	14,197	13,566
		$120,833	$118,777

Our share of undistributed earnings of investments in which our ownership interest is less than 50% was $40.2 million and $38.4 million as of December 31, 2017 and 2016, respectively. We also have an investment in Peregrine of $2.1 million as of December 31, 2017, that is accounted for in accordance with the cost method of accounting. Please refer to Note 27—Variable interest entities for further details.